Exhibit 10.61
AMENDMENT NUMBER FIVE
TO
AMENDED AND RESTATED WAFER SUPPLY AGREEMENT
This Amendment Number Five (the “Amendment”), effective as of October 13, 2008 (the “Amendment Effective Date”), amends the Amended and Restated Wafer Supply Agreement effective as of April 1, 2003 (as further amended by Amendment Number One, effective August 11, 2004, Amendment Number Two, effective April 1, 2008, Amendment Number Three, effective June 9, 2008, and Amendment Number Four, effective June 13, 2008) (the “Agreement”), by and between OKI Semiconductor Co., Ltd. (“OKI Semi”) (successor in interest to OKI Electric Industry Co., Ltd under the Agreement), a Japanese corporation having its registered head office at 550-1 Higashiasakawa-cho,
Hachioji-shi, Tokyo, 193-8550, Japan, and Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman KY1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.
RECITALS
     WHEREAS, pursuant to the terms of the Agreement, PI grants to OKI Semi licenses of certain of PI’s intellectual property for the sole purpose of PI acquiring from OKI Semi the fabrication and supply of wafers of certain power IC products; and
     WHEREAS, PI and OKI Semi desire to amend the terms of the Agreement; and
     WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of OKI Semi and PI.
     Now, Therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:
AGREEMENT
1.	Section 13.1 is deleted in its entirety and replaced with the following:

This Agreement shall continue in full force and effect from the Effective Date until April 1, 2018, unless earlier terminated as provided herein (“Term”).

2.	Effective as of the Amendment Effective Date, all references in the Agreement to the “Agreement” or “this Agreement” shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

OKI SEMICONDUCTOR CO., LTD.		POWER INTEGRATIONS
INTERNATIONAL, LTD.

By:	/s/ Hiroshi Enomoto	By:	/s/ John L. Tomlin

Name:	Hiroshi Enomoto	Name:	John L. Tomlin

Title:	President	Title:	President

	11/14/08		11/14/08